INCOME TAX - Net deferred tax assets (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax assets
Net operating loss carryforward	$ 30,909	$ 263
Startup/Organizational expenses	54,038	150
Total deferred tax assets	84,947	413
Valuation allowance	$ (84,947)	$ (413)